UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2019

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LOGICQUEST TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-22711	76-0640970
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5 Independence Way, Suite 300, Princeton, NJ, U.S.A. 08540

(Address of Principal Executive Offices) (Zip Code)

852-52389111

(Registrant’s telephone number, including area code)

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 26, 2019, the Board of Directors of Logicquest Technology, Inc. (the “Company”), accepted the resignation from Mr. Ang Woon Han as the Company’s Chief Executive Officer/President, Secretary and a member of the Board of Directors.

The resignation is not as a result of any disagreements with the Company or any of the Company’s operations, policies practices.

No new Chief Executive Officer/President, Secretary or member of the Board of Directors shall be appointed at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGICQUEST TECHNOLOGY INC.

DATE: February 26, 2019	By:	/s/ Cheng Yew Siong
	Name:	Cheng Yew Siong
	Title:	Chief Financial Officer

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